EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999 (except for Note 16, as to which the date is April 14, 1999) relating to the financial statements, which appear in Atomic Burrito, Inc.'s Form 10-KSB for the year ended December 31, 1998.

                                           /s/ Gray & Northcutt, Inc.
                                           --------------------------
                                           Gray & Northcutt, Inc.

Oklahoma City, Oklahoma
March 14, 2000